Supplement, dated November 11, 2008

to the Prospectuses, dated May 1, 2008, for

Seligman High-Yield Fund (the “Fund”),

a series of Seligman High Income Fund Series (the “Series”)

Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, there is a change to the Fund’s primary benchmark:

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Lehman Brothers U.S. High-Yield 2% Issuer Capped Index is replaced with the JP Morgan Global High Yield Index, which will be used as the primary benchmark for the Fund going forward. Information on both indexes will be included for a one year transition period. Thereafter, however, only the JP Morgan Global High Yield Index will be included.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

Also, effective November 7, 2008, in connection with the Acquisition, the Fund’s portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

The information under the caption “Principal Investment Strategies” is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by RiverSource Investments, LLC (the investment manager). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

•	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);
•	Mortgage and other asset-backed securities;
•	Capital appreciation bonds, including zero coupon and pay-in-kind securities;

•	Convertible securities, preferred stock, structured securities and loan participations;
•	Municipal securities;
•	Obligations of foreign governments;
•	Securities that are rated in default by a nationally recognized statistical rating organization;
•	Repurchase agreements relating to the above instruments;
•	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and
•	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers’ acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed-income securities; securities issued, guaranteed or insured by the US government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund’s investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

•	Reviewing interest rate and economic forecasts.
•

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

•	Identifying companies that:
•

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

•	have growth potential, or
•	have the potential to increase in value as their credit ratings improve.
•	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

•	The interest rate or economic outlook changes.
•	A sector or industry is experiencing change.
•	A security’s rating is changed.
•	The security is overvalued relative to alternative investments.
•	The company no longer meets the investment manager’s performance expectations.
•	The investment manager wishes to lock in profits.
•	The investment manager identifies a more attractive opportunity.
•	The issuer or the security continues to meet the other standards described above.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

The information under the caption “Principal Risks” is hereby revised to include the following:

Impairment of collateral risk is the risk that the value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

The information under the caption “Management” (including the sub-caption “Portfolio Management” and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of the Fund) and RiverSource Investments (the “Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The Fund will pay RiverSource under the same fee structure that it paid Seligman, which is as follows. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.65% of the Fund’s average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Agreement between the Series (on behalf of the Fund) and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement on behalf of the Fund was included in the Fund’s proxy statement, dated August 27, 2008, and will be made available in the Fund’s upcoming annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio manager responsible for the day-to-day management of the Fund is:

Scott Schroepfer, CFA, Portfolio Manager

•	Member of the high yield sector team.
•	Joined RiverSource Investments in 1990.
•	Began investment career in 1986.
•	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the high yield sector team, which is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

The following information is added to the section under the caption “Shareholder Information” under the sub-caption “How to Exchange Shares Among the Seligman Mutual Funds”:

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.